Exhibits 10.21

Transfer Agreement

Date:	28 July 2025

Name:	BE HEALTH CO., LIMITED (Hong Kong Business Registration Number: 70817730) Company’s registered address: 2209-11, 22/F, CEO TOWER, 77 WING HONG STREET, CHEUNG SHA WAN.

and

GRAND CENTURY HOLDING COMPANY LIMITED (Hong Kong Business Registration Number: 34432803) Company’s registered address: 2209-11, 22/F, CEO TOWER, 77 WING HONG STREET, CHEUNG SHA WAN.

(Hereafter referred to as “Party A”)

Name:	BEAUTY PLUS LIMITED (Hong Kong Business Registration Number: 50748402) Company’s registered address: 10/F, BOC YUEN LONG COMMERCIAL CENTRE, 102-108 CASTLE PEAK ROAD, YUEN LONG.

(Hereafter referred to as “Party B”)

Whereas:

A.	BE HEALTH CO., LIMITED and GRAND CENTURY HOLDING COMPANY LIMITED, being the tenants of Unit 806-7, 8/F, Kwong Wah Plaza, 11 Tai Tong Road, Yuen Long, New Territories and Unit 808-9, 8/F, Kwong Wah Plaza, 11 Tai Tong Road, Yuen Long, New Territories respectively (hereafter referred to as the “Premise”).

B.	Party A states that it owns all the income-generating items in the Premise, including but not limited to fixture and fittings, furniture, electrical appliances and lighting etc in the shop.

C.	Both Party A and Party B agree to engage Winson Property Consultants Limited as the property agent of this transaction (hereafter referred to as the “Property Agent”).

[Signature and chop of BEAUTY PLUS LIMITED]	[Signature and chop of BE HEALTH COMPANY LIMITED]	[Signature and chop of GRAND CENTURY HOLDING COMPANY LIMITED]

Unit 806-9 Kwong Wah Plaza, Yuen Long

Party B now pays Party A HK$330,000.00 as the amount for purchasing the following items currently in the Premise and to be taken up (hereafter referred to as “transfer cost”).

Items to be taken up:

Item	Units	Item	Units
Beauty bed with stool	8 sets	Desks and chairs in the consultation room	3 sets
Front desk	2 sets	All fixture and fittings in the shop
All in-wall furniture in the shop		All lightings in the shop

Both Party A and Party B agree the following terms and conditions:

1.	Party A and Party B agree that the transaction date shall be the date on or before 1 September 2025, subject to the approval of the owner.

2.	Party B now agrees to pay Party A HK$165,000.00 as deposit.

3.	Party B shall pay Party A HK$165,000.00 on 1 September 2025 or at the time of delivery as the balance of the transfer cost of this transaction.

4.	Party A must successfully acquire the consent of the owner of the Premise (hereafter referred to as the “Owner”) to sign a new tenancy with Party B with a net monthly rent not exceeding HK$100,464.00, otherwise this Agreement is deemed to be invalid and Party A shall immediately refund the deposit of the transfer cost collected on interest-free basis.

5.	At the time the Owner and Party B negotiate the new tenancy, if the new tenancy is not entered into due to the terms and conditions of the tenancy or due to the fact that the tenant is not acceptable to the Owner, Party A shall immediately and unconditionally refund the deposit of HK$165,000.00 to Party B on interest-free basis. This Agreement shall immediately be terminated and voided. Neither party shall purse any further action to the other thereafter.

6.	Save for the situations as mentioned in item (4) and item (5) above, Party B must fulfill the obligations of settling the balance of transfer cost under this Agreement on before 1 September 2025. If the transaction is not complete, the deposit shall be forfeited and Party A shall forfeit the deposit and Party A is entitled to arrange other party to take up the Premise while Party B is not allowed to lodge any objection. Party B shall also pay the Property Agent HK$30,000.00.

[Signature and chop of BEAUTY PLUS LIMITED]	[Signature and chop of BE HEALTH COMPANY LIMITED]	[Signature and chop of GRAND CENTURY HOLDING COMPANY LIMITED]

Unit 806-9 Kwong Wah Plaza, Yuen Long

7.	Save for the situations as mentioned in item (4) and item (5) above, in the event that the Owner has agreed to sign a new tenancy with Party B on or before 1 September 2025 while Party A refuses to sign the tenancy termination agreement with the Owner and refuses to deliver the door key on its own reasons, Party A is deemed to have breached the Agreement. Party A shall refund the above deposit to Party B on double basis (that is a total of HK$330,000.00). Neither party shall purse any further action to the other thereafter. Party A shall also pay the Property Agent HK$30,000.00.

8.	Save for the situations as mentioned in item (4) and item (5) above, in the event that the Owner has agreed to sign a new tenancy with Party B on or before 1 September 2025 while Party B refuses to sign the tenancy with the Owner on its own reasons, Party B is deemed to have breached the Agreement. Party A shall forfeit the deposit and Party A is entitled to arrange other party to take up the Premise on its own initiative while Party B is not allowed to lodge any objection. Party B shall also pay the Property Agent HK$30,000.00.

9.	Party B agrees to take up the Premise on as-is basis and agrees to be responsible for dismantling all fixture and fittings and restoring the Premise to the original status at its own expenses upon the expiration of the tenancy of the Premise.

10.	Party A irrevocably states that GRAND HOLDING COMPANY LIMITED is the agent of Party A and is entitled to collect all the receivables under this Agreement on behalf of Party A, including any part or portion of the transfer cost. Party B’s full payment of transfer cost to GRAND CENTURY HOLDING COMPANY LIMITED represents that Party B has fully satisfied the payment obligations.

11.	Save for the situations as mentioned in item (4) and item (5) above, on 1 September 2025, Party A shall pay HK$20,000.00 to the Property Agent as agency fee; at the same time Party B shall also pay HK$10,000.00 to the Property Agent as agency fee.

12.	Both Party A and Party B agree that in the event that the Owner fails to get the tenancy ready on 1 September 2025 or the Owner has re-scheduled another date, the transaction date shall be postponed for the convenience of the Owner and neither Party A nor Party B shall repudiate the Agreement on such basis.

13.	This Agreement is in duplication of three copies and each of Party A, Party B and the Property Agent shall have one copy and each of which shall render the same effect.

[Signature and chop of BEAUTY PLUS LIMITED]	[Signature and chop of BE HEALTH COMPANY LIMITED]	[Signature and chop of GRAND CENTURY HOLDING COMPANY LIMITED]

Unit 806-9 Kwong Wah Plaza, Yuen Long

The parties to this Agreement have signed and confirmed the Agreement on the date of this Agreement.

Party A Agrees and signs	Party B Agrees and signs

[Chop and Signature] Be Health Co., Limited	[Chop and Signature] Beauty Plus Limited

Witness: [Signature]

Agrees and signs

[Chop and Signature] Grand Century Holding Company Limited

Witness: [Signature]

Deposit: HK$165,000.00	Bank: Bank of East Asia
Cheque Number: 006888

Acknowledged receipt

[Chop and Signature]

Unit 806-9 Kwong Wah Plaza, Yuen Long